                                                                   EXHIBIT 10.15


Recording Requested By:

When Recorded Mail To:

Name:     ARCO Products Company

Attn:     Jean O. Carague - LPR 317

Street:   4 Centerpointe Drive

City &:   La Palma

State:    California 90623-1066


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                MEMORANDUM OF CONTRACT DEALER GASOLINE AGREEMENT
                ------------------------------------------------

                                                                 Facility: 82060
                                                                           -----

     THIS MEMORANDUM OF CONTRACT.  DEALER GASOLINE AGREEMENT, dated Sept. 2,
                                                                    --------
1999, is executed by and between LLO-Gas, Inc. ("Franchisee") located at 3817 W
----                             -------------                           ------
Third St.. Los Angeles, California  90020, and ARCO Products Company, a division
------------------------------------------
of Atlantic Richfield Company, a Delaware corporation, with offices at 1055 West Seventh Street (P.O. Box 2570) in Los Angeles, California 90051-0570 ("ARCO).

     In return for valuable consideration, Franchisee has granted to ARCO a right of first refusal to all of Franchisee's interest, whether fee or leasehold, in the land situated at the street address of 3817 W Third St., in
                                                         -----------------
the city of Los Angeles, in the state of CA, and more specifically described in
            -----------                  ---
Exhibit "A" attached, and all improvements thereon.

     The terms of ARCO's right of first refusal are more fully set forth in that certain Contract Dealer Gasoline Agreement between the parties hereto, dated, Sept. 2, 1999, and this Memorandum of Contract Dealer Gasoline Agreement is
-------------
subject to all the covenants, conditions and terms set forth in that Agreement, which is hereby adopted herein and made a part hereof as if all the covenants, conditions and terms thereof were included in full herein.

     IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Contract Dealer Gasoline Agreement as of the date first written above.

                         Franchisee:     LLO-Gas, lnc.
                                         -------------


                         By:  /s/ John Castellucci
                            --------------------------------
                              John Castellucci


                         ARCO PRODUCTS COMPANY
                         a division of Atlantic Richfield Company


                         By:  /s/ Connie Carroll
                            --------------------------------
                              Connie Carroll, Manager
                              Franchise Administration

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

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State of California
         ----------

County of Orange
          ------

On 9/2/99            before me,      Hollie Johnson, Notary Public
   -----------------            -----------------------------------------------
   Date                            Name, Title of Officer - E.G., "JANE DOE,
                                   NOTARY PUBLIC

personally appeared   John Castellucci and Connie Carroll
                   ------------------------------------------------------------

[X]                                proved to me on the basis of satisfactory
                                          evidence to be the person(s) whose
[S E A L]                                 names) are subscribed to the within
                                          instrument and ac-knowledged to me
                                          that they executed the same in their
                                          authorized capacity(ies), and that by
                                          their signatures(s) on the instrument
                                          the person(s), or the entity upon
                                          behalf of which the person(s) acted,
                                          executed the instruments.

                                          WITNESS my hand and official seal.

                                          /s/ Hollie Johnson
                                          -------------------------------------
                                                 SIGNATURE OF NOTARY

                                   OPTIONAL

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Though the data is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form



[_]    INDIVIDUAL

[X]    CORPORATE OFFICER

       President/Manager               Memorandum of CDGA #8200
----------------------------------     ------------------------------------
                                          TITLE OR TYPE OF DOCUMENTS
[_]    PARTNERS   [_]   LIMITED
                  [_]   GENERAL                         1
                                       ------------------------------------
                                                  NUMBER OF PAGES
[_]    ATTORNEY-IN-FACT

[_]    TRUSTEE(S)

[_]    GUARDIAN/CONSERVATOR

[_]    OTHER:                                         9/2/99
                                              -----------------------------
-------

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

LLO-Gas, Inc.                                       None
---------------------------------      ------------------------------------
                                       SIGNER(S) OTHER THAN NAMED ABOVE



ARCO PRODUCTS CO.
--------------------------------

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